UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On April 25, 2018, Amphenol Corporation  (the “Company”) issued a press release setting forth the Company’s 2018 first quarter earnings.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01 Other Events.

On April 25, 2018, the Company issued a press release announcing the approval of an increase in its quarterly dividend on its Common Stock from $0.19 to $0.23 per share, effective with dividends declared in the second quarter of 2018.  The Company also announced that its Board of Directors authorized a new three-year open market stock repurchase plan (the “2018 Plan”) for the purchase of up to $2 billion of the Company’s common stock.  As of March 31, 2018, the Company had repurchased approximately 12.6 million shares for $1.0 billion under the previously announced $1 billion stock repurchase plan (“2017 Plan”), thus completing the 2017 Plan.   A copy of the press release announcing the approval of the dividend increase and the 2018 Plan is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

This Form 8-K may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future, not past, events and are subject to risks and uncertainties. The forward-looking statements, which address the Company’s expected business and financial performance and financial condition, among other matters, may contain words such as: “anticipate,” “could,” “continue,” “expect,” “estimate,” “forecast,” “ongoing,” “project,” “seek,” “predict,” “target,” “will,”, “intend,” “plan,” “optimistic,” “potential,” “guidance,” “may,” “should,”  or “would” and other words and terms of similar meaning.  Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about expected earnings, revenues, growth, liquidity or other financial matters.  A further description of these uncertainties and other risks can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, Quarterly Reports on Form 10-Q and the Company’s other reports filed with the Securities and Exchange Commission.  These or other uncertainties may cause the Company’s actual future results to be materially different than those expressed in any forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1     Press Release dated April  25, 2018

Exhibit Index

Exhibit No.	Document Description

99.1	Press Release dated April 25, 2018

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

	By:	/s/ Craig A. Lampo
Craig A. Lampo
Senior Vice President
and Chief Financial Officer

Date: April 25, 2018